UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number              811-21652

Fiduciary/Claymore MLP Opportunity Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
November 30, 2010

Fiduciary/Claymore MLP Opportunity Fund

FMO

FAMCO
FIDUCIARY ASSET MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/fmo

... your pipeline to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore MLP Opportunity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/fmo, you will find:

•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Dear Shareholder |

We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended November 30, 2010.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. Under normal market conditions, Fiduciary Asset Management, LLC (“FAMCO”), the Fund’s sub-adviser, seeks to achieve that objective by investing at least 80% of the Fund’s managed assets in master limited partnership (“MLP”) entities, which can provide shareholders with attractive tax-deferred income.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2010, the Fund provided a total return based on market price of 38.56% and a return of 41.57% based on NAV. As of November 30, 2010, the Fund’s last closing market price of $20.96 represented a premium of 6.45% to the Fund’s NAV of $19.69. Past performance is not a guarantee of future results. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of October 31, 2010, FAMCO managed and supervised approximately $16.1 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), formerly known as Claymore Advisors, LLC (“Claymore”), serves as the adviser to the Fund. The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC (“Guggenheim Partners”) announced on October 15, 2009. Guggenheim Funds offers an extensive product line of closed-end funds (CEFs), exchange-traded funds (ETFs) and unit investment trusts (UITs). Guggenheim Partners is a global diversified financial services firm with more than $100 billion in assets under management and supervision.

In August 2010 the Fund raised approximately $78.8 million by offering additional shares to the public. The offering of additional shares in the Fund was made in recognition of investor demand for the MLP asset class and the convenience of the closed-end fund structure as a way for individuals to invest in MLPs. Since the additional shares were priced at a premium to the Fund’s NAV, the offering provided immediate additional value to the Fund’s existing shareholders.

Between May and November 2010, the Fund’s leverage was increased in several stages from $120 million to $170 million in order to capitalize on opportunities. As of November 30, 2010, the Fund’s leverage was approximately 26% of managed assets. The proceeds of the offering and the additional leverage were used to make additional investments consistent with the Fund’s investment objective, making it possible for the Fund’s managers to take advantage of attractive investment opportunities without having to sell existing investments.

The Fund paid quarterly distributions of $0.335 per share on January 29, April 30, July 30, and October 29, 2010. The most recent dividend represents an annualized distribution rate of 6.39% based on the Fund’s last closing market price of $20.96 as of November 30, 2010. On November 1, 2010, the Fund announced an increase in the quarterly dividend to $0.34 per share, effective with its January 2011 dividend.

Annual Report l November 30, 2010 l 3

FMO l Fiduciary/Claymore MLP Opportunity Fund l Dear Shareholder continued

Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional common shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 26 herein. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You’ll find information on FAMCO’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/fmo.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Fiduciary/Claymore MLP Opportunity Fund

4 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Questions & Answers |

The investment portfolio of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Fiduciary Asset Management, LLC (“FAMCO”). In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the fiscal year ended November 30, 2010.

Please remind us of this Fund’s objective and investment strategy.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, in a typical year a significant portion of the Fund’s cash receipts will be tax-deferred, which may allow distributions by the Fund to its shareholders to include high levels of tax-deferred returns of capital.

Under normal market conditions, the Fund invests at least 80% of its managed assets in MLP entities and invests at least 65% of its managed assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.

How would you describe the master limited partnership market over the last 12 months?

By December 2009, when the fiscal year covered by this report began, the MLP market, like most capital markets, had improved dramatically from the conditions experienced early in 2009, though it was still not as robust as it was in 2007 before the financial crisis began. During the Fund’s 2010 fiscal year, conditions in the MLP market continued to improve, demonstrating the resilience and buoyancy that FAMCO considers typical of this asset class.

As capital markets improved during 2010, MLPs were among the best performing asset classes. Increasing demand for energy, as world economies began to strengthen, was positive for the many MLPs that are engaged in energy development and production. Many MLPs have raised their distributions in 2010, confirming management’s confidence in improving conditions, and very few have reduced distributions. The major negative has been concern about sovereign credit issues in Europe. One might not think that credit problems in Greece or Ireland would affect MLPs that invest mainly in the U.S., but credit issues create broad uncertainty in the capital markets as a whole, which can affect the market valuations of a wide variety of securities.

Using the Alerian MLP Index (the “Index”) as a benchmark for the industry, the total return for the 12-month period ended November 30, 2010, was 42.35%. This return made MLPs one of the best performing U.S. asset classes over the 12-month period; for comparison, the Standard & Poor’s (“S&P”) 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 9.94% for the 12-month period.

How did the Fund perform in this market environment?

All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the 12-month period ended November 30, 2010, the Fund provided a total return based on market price of 38.56% and a return of 41.57% based on NAV. Past performance is not a guarantee of future results.

The market value of the shares of closed-end funds fluctuates from time to time, and a fund’s market value may be higher or lower than its net asset value. The closing price of the Fund’s shares as of November 30, 2010, was $20.96, representing a 6.45% premium to the NAV of $19.69. On November 30, 2009, the Fund’s market price closed at $16.24, which represented a premium of 8.27% to the NAV of $15.00.

It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure

Annual Report l November 30, 2010 l 5

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of November 30, 2010, the Fund’s NAV included a net deferred tax liability of $112.3 million, or $4.62 per share.

Please tell us about the Fund’s distributions.

The Fund paid quarterly distributions of $0.335 per share on January 29, April 30, July 30 and October 29, 2010. The most recent dividend represents an annualized distribution rate of 6.39% based on the Fund’s last closing market price of $20.96 as of November 30, 2010. On November 1, 2010, the Fund announced an increase in the quarterly dividend to $0.34 per share, effective with its January 2011 dividend.

How was the Fund’s portfolio positioned during the 2010 fiscal year, and what has that meant for performance?

The Fund continues to be concentrated in the two largest sectors of the MLP market, which are midstream gas and midstream oil; these two sectors together represent more than 80% of the Alerian Index. As of November 30, 2010, midstream oil represented 33.9% of the Fund’s portfolio and midstream gas represented 47.7%, for a total of 81.6% of the Fund’s portfolio.

The Fund’s investments are more concentrated in smaller capitalization MLPs than the Alerian Index; approximately 30% of the value of the Index at November 30, 2010, is represented by the two largest MLPs, and their affiliates, in terms of market capitalization: Enterprise Products Partners, L.P. and Kinder Morgan Management, LLC (9.7% and 7.6%, respectively, of the Fund’s long-term investments as of November 30, 2010). The Fund is significantly underweight in these two MLPs relative to the Index. The Fund’s managers believe that Fund’s investments are generally of higher quality in terms of financial strength than the Index, with a heavier weight in the MLPs considered by FAMCO to be most financially sound and no representation in the most speculative MLPs. The Fund’s managers have demonstrated that it is possible to achieve portfolio returns in line with the Index while maintaining a lower risk profile. Past performance is not a guarantee of future results.

The Fund continues to have a significant representation in natural gas, but the emphasis has been changed somewhat. While positions in diversified gas MLPs have been maintained, there has been an increased focus on MLPs engaged in gathering and processing, providing a greater exposure to commodity prices. This commodity exposure is desirable in part because the revenues of gathering and processing MLPs correlate with oil prices, which have been quite strong, while their associated costs correlate more with natural gas prices, which have been weak. In addition, many global commodities are priced in U.S. dollars. Since the U.S. currently has a stated policy of supporting the economy by issuing dollars, it seems likely that the dollar will continue to weaken relative to other currencies. The result will be that prices of commodities that are priced in dollars will inflate.

In terms of geography, the Fund has placed increased focus on the Eagle Ford shale fields in south Texas and the Bakken shale fields in North Dakota and eastern Montana. The economics of these areas are driven by crude oil and natural gas liquids such as propane, which have pricing that correlates mainly to oil prices. These natural gas liquids have sufficient value so that drilling is financially attractive despite low prices of natural gas. The Fund’s holdings in Copano Energy, Enterprise Products Partners, Energy Transfer Partners and Regency Energy Partners (3.8%, 9.7%, 5.6% and 3.9%, respectively, of the Fund’s long-term investments as of November 30, 2010) are favorably exposed to the Eagle Ford shale. Furthermore, FAMCO believes that portfolio holdings such as Plains All American Pipeline, L.P., Oneok Partners LP, Enbridge Partners LP and Targa Resources Partners LP (4.9%, 3.5%, 5.9% and 2.0%, respectively, of the Fund’s long-term investments as of November 30, 2010) are well positioned in the Bakken fields.

As mentioned in the letter to shareholders, in August 2010 the Fund raised approximately $78.8 million by offering additional shares to the public. The funds raised through this offering, together with the increased market value of the Fund’s shares, made it appropriate to increase leverage in order to take advantage of opportunities. The Fund’s leverage was increased by $10 million in July 2010, $30 million in September 2010, and $10 million in November 2010. As of November 30, 2010, the Fund’s leverage was $170 million, or approximately 26% of managed assets. The additional money available for the Fund to invest made it possible to rebalance the portfolio to the managers’ current view of the market while keeping turnover of current investments low.

The additional funds raised through the secondary offering and the increased leverage were used mainly to increase exposure to gathering and processing names such as Chesapeake Midstream Partners, L.P., Regency Energy Partners LP and MarkWest Energy Partners, L.P. (1.0%, 3.9% and 2.1%, respectively, of the Fund’s long-term investments as of November 30, 2010). In addition, the managers have added some higher yielding names such as Oxford Resources Partners LP, TransMontaigne Partners L.P. and Pioneer Southwest Energy Partners, L.P. (1.0%, 0.9% and 1.5%,

6 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

respectively, of the Fund’s long-term investments as of November 30, 2010). In an uncertain environment with relatively slow economic growth, these higher yielding investments are attractive because of their high cash returns.

Among the positions that contributed significantly to the Fund’s strong return were El Paso Pipeline Partners LP (2.9% of the Fund’s long-term investments), a high quality mid-size natural gas pipeline business; and Copano Energy LLC and DCP Midstream Partners, LP (3.8% and 2.9%, respectively, of the Fund’s long-term investments), two smaller companies with sound assets. Another major positive was a position in Williams Partners, L.P. (3.1% of the Fund’s long-term investments), a midstream gas infrastructure company. Following the initiation of a position in Williams early in the fiscal year, the Fund’s average weight in this investment is now approximately double that of the Index; this company returned over 75% for the 12 months ended November 30, 2010.

Negatives for relative performance (though they contributed to absolute performance) were the Fund’s underweight positions in some of the largest MLPs, such as Enterprise Products Partners, L.P and Kinder Morgan Management, L.L.C. As mentioned above, these two partnerships represent more than 30% of the Alerian Index but only about 17% of the Fund’s portfolio.

How did the Fund’s leverage strategy affect performance?

The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio. As of November 30, 2010, the Fund’s leverage of $170 million was approximately 26% of managed assets, which represented an asset coverage ratio of approximately 382%, higher than the 300% required by the Investment Company Act of 1940, as amended. Since the return on the investments in the Fund’s portfolio was greater than the cost of leverage, the leverage strategy contributed positively to performance.

What is the current outlook for the MLP market?

Because performance of MLPs has been very strong over the past year, the current yield of this asset class is somewhat lower than historical averages, raising the question of whether the asset class is overvalued. However, absolute yield is not the most important consideration; more important are the distributions provided by MLPs relative to other income-oriented investments, such as real estate investment trusts, utility stocks or high-yield bonds. Relative to those other entities, MLPs currently appear to be attractively priced.

FAMCO believes that the outlook for MLPs remains positive, although the extraordinary returns achieved over the last year cannot be expected over the long term. Continued modest improvement in the world economy should stimulate energy demand, resulting in improving cash flow and earnings for energy-related MLPs.

FAMCO believes that MLPs offer a combination of current yield and growth potential that provides greater stability, higher income and better long-term potential than many other income-oriented investments. Additionally, MLPs also have a reasonable level of growth potential and tax deferral features.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Alerian MLP Index measures the composite performance of the 50 most prominent energy MLPs, and is calculated by Standard & Poor’s using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

Tax Risks of Investing in Equity Securities of MLPs. There are certain tax risks associated with an investment in MLP units. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income

Annual Report l November 30, 2010 l 7

FMO l Fiduciary/Claymore MLP Opportunity Fund l Questions & Answers continued

tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income taxation purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

Because of the Fund’s concentration in MLPs, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Instead, the Fund will be treated as a regular corporation for US federal income tax purposes and as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s cash receipts will be tax-deferred, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred returns of capital. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

Equity Securities Risk. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Concentration Risk. Because the Fund will invest in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks.

Restricted Securities Risk. The Fund may invest in unregistered or otherwise restricted securities. The term “restricted securities” refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade, which are commonly referred to as “junk bonds.” Investment in securities of below-investment grade quality involves substantial risk of loss.

Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility.

Risks of Leverage. The Fund’s use of leverage creates special risks that may adversely affect the return for the holders of common shares, including: greater volatility of the net asset value and market price of the Fund’s common shares; fluctuations in the interest rates on forms of leverage; and the possibility that the increased costs associated with leverage, which would be borne entirely by holders of the Fund’s common shares, may reduce the Fund’s total return. Leverage is a speculative investment technique, and there can be no assurance that the Fund’s potential leverage strategy will be successful. Because the fees received by Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) and Fiduciary Asset Management, LLC (the “Sub-Adviser”) are based on the managed assets of the Fund (including the proceeds of any leverage), the aforementioned firms have a financial incentive for the Fund to utilize leverage, which may create a conflict of interest between them and the common shareholders.

Non-Diversified Status. The Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

In addition to the risks described above, the Fund is also subject to: Affiliated Party Risk, EnergySector Risks, Other Sector Risks, Liquidity Risk, Valuation Risk, Interest Rate Risk, Portfolio Turnover Risk, Derivatives Risk, Market Discount Risk, Other Investment Companies Risk, Royalty Trust Risk, Management Risk, and Current Developments Risk. Please see www.guggenheim-funds.com/fmo for a more detailed discussion about Fund risks and considerations.

8 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Fund Summary | As of November 30, 2010 (unaudited)

Fund Statistics
Share Price		$20.96
Common Share Net Asset Value		$19.69
Premium/(Discount) to NAV		6.45%
Net Assets ($000)		$479,171
Total Returns
(Inception 12/28/04)	Market	NAV
One Year	38.56%	41.57%
Three Year (annualized)	5.80%	3.33%
Five Year (annualized)	11.00%	7.64%
Since Inception (annualized)	8.11%	7.87%
		% of Long-Term
Sector Allocation		Investments
Diversified Gas Infrastructure		47.7%
Midstream Oil Infrastructure		34.9%
Propane		6.8%
Oil and Gas Production		4.3%
Coal		3.8%
Marine Transportation		1.9%
Consumer Discretionary		0.6%
		% of Long-Term
Top Ten Issuers		Investments
Enterprise Products Partners L.P.		9.7%
Kinder Morgan Management, L.L.C.		7.6%
Enbridge Energy Partners L.P.		5.9%
Energy Transfer Equity L.P.		5.6%
Plains All American Pipeline, L.P.		4.9%
Magellan Midstream Partners, L.P.		4.9%
Regency Energy Partners LP		3.9%
Suburban Propane Partners, L.P.		3.9%
Copano Energy, L.L.C.		3.8%
ONEOK Partners, L.P.		3.5%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/fmo. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Annual Report l November 30, 2010 l 9

FMO l Fiduciary/Claymore MLP Opportunity Fund

Portfolio of Investments | November 30, 2010

Number
of Shares		Value
	Master Limited Partnerships and MLP Affiliates - 157.5%
	Coal - 6.0%
100,000	Alliance Holdings GP, L.P.	$ 4,560,000
156,800	Alliance Resource Partners, L.P.	9,721,600
217,270	Natural Resource Partner L.P.	6,607,181
365,000	Oxford Resource Partners, LP	7,905,900
		28,794,681
	Consumer Discretionary - 1.0%
162,680	StoneMor Partners L.P. (a)	4,725,854
	Marine Transportation - 3.0%
498,700	Teekay Offshore Partners L.P. (Marshall Islands)	14,372,534
	Diversified Gas Infrastructure - 75.7%
87,082	Boardwalk Pipeline Partners, LP (a)	2,699,542
275,000	Chesapeake Midstream Partners, L.P.	7,837,500
966,587	Copano Energy, L.L.C. (a)	28,929,949
280,000	Crestwood Midstream Partners LP	7,445,200
627,095	DCP Midstream Partners, LP (a)	21,885,616
658,654	El Paso Pipeline Partners, L.P. (a)	21,814,620
664,450	Energy Transfer Equity, L.P. (a)	26,285,642
329,237	Energy Transfer Partners, L.P. (a)	16,682,439
1,753,201	Enterprise Products Partners L.P. (a)	73,774,698
286,985	Exterran Partners, L.P.	6,922,078
381,225	MarkWest Energy Partners, L.P. (a)	16,137,254
336,635	ONEOK Partners, L.P. (a)	26,664,858
1,150,800	Regency Energy Partners LP (a)	29,575,560
508,415	Targa Resources Partners LP	15,399,890
478,250	TC PipeLines, LP (a)	22,233,843
499,600	Western Gas Partners, LP	14,878,088
504,300	Williams Partners L.P. (a)	23,727,315
		362,894,092
	Midstream Oil Infrastructure - 55.5%
125,558	Enbridge Energy Management, L.L.C. (b) (c)	7,648,993
618,502	Enbridge Energy Partners, L.P. (a)	37,635,847
923,305	Genesis Energy, L.P. (a)	22,556,341
405,570	Global Partners LP (a)	10,479,929
269,725	Holly Energy Partners, L.P. (a)	13,796,434
901,176	Kinder Morgan Management, L.L.C. (a) (b) (c)	57,666,252
662,726	Magellan Midstream Partners, L.P. (a)	37,112,656
248,105	NuStar Energy L.P. (a)	16,734,682
200,000	NuStar GP Holdings, LLC	7,076,000
607,851	Plains All American Pipeline, L.P. (a)	37,382,837
130,385	Sunoco Logistics Partners L.P. (a)	10,515,550
200,000	TransMontaigne Partners L.P.	7,048,000
		265,653,521

Number
of Shares		Value
	Oil and Gas Production - 5.5%
389,212	EV Energy Partners, L.P. (a)	$ 14,856,222
412,346	Pioneer Southwest Energy Partners L.P. (a)	11,508,577
		26,364,799
	Propane - 10.8%
385,400	Ferrellgas Partners L.P. (a)	10,398,092
308,711	Inergy, L.P. (a)	12,045,903
539,400	Suburban Propane Partners, L.P.	29,462,028
		51,906,023
	Total Master Limited Partnerships and MLP Affiliates
	(Cost $445,368,284)	754,711,504
	Common Stocks - 1.3%
	Oil and Gas Production - 1.3%
1,513,847	Abraxas Petroleum Corp. (b) (d) (e)	6,431,507
	(Cost $4,937,775)
	Other Equity Securities - 0.0%
	Coal - 0.0%
1,145,621	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	–
123	Clearwater GP Holding Co. (b) (d) (e) (f)	–
	(Cost $23,111,954)	–
	Incentive Distribution Rights - 0.0%
43	Clearwater Natural Resources, L.P. (b) (d) (e) (f)	–
	(Cost $0)
	Warrants - 0.0%
9,499	Clearwater Natural Resources, L.P. (b) (d) (e) (f)
	(Cost $0)	–
Principal
Amount		Value
	Term Loans - 0.1%
$ 1,237,397	Clearwater Subordinate Note, NR (b) (d) (e) (f)	408,341
	(Cost $1,237,397)
	Long Term Investments - 158.9%
	(Cost $474,655,410)	761,551,352

See notes to financial statements.

10 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund l Portfolio of Investments continued

Number
of Shares		Value
	Short Term Investments - 0.7%
	Money Market Fund - 0.7%
3,296,881	Dreyfus Treasury & Agency Cash Management - Investor Shares
	(Cost $3,296,881)	$ 3,296,881
	Total Investments - 159.6%
	(Cost $477,952,291)	764,848,233
	Borrowings Outstanding - (35.5% of Net Assets or
	22.2% of Total Investments)	(170,000,000)
	Liabilities in excess of Other Assets - (24.1%)	(115,676,836)
	Net Assets - 100.0%	$ 479,171,397

L.L.C.	Limited Liability Company
L.P.	Limited Partnership
MLP	Master Limited Partnership
NR	Ratings shown are per Standard & Poor’s. Securities classified as NR are not rated by Standard & Poor’s. Ratings are unaudited.
(a)	All or a portion of these securities have been physically segregated in connection with swap agreements or as collateral for borrowings outstanding. The total amount segregated is $399,314,593.
(b)	Non-income producing security.
(c)	While non-income producing, security makes regular in-kind distributions.
(d)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, the restricted securities aggregate market value amounted to
$6,839,848 or 1.4% of net assets.
(e)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees.
The aggregate market value amounted to $6,839,848 or 1.4% of net assets.
(f)	Company has filed for protection in federal bankruptcy court.

See notes to financial statements.

Annual Report l November 30, 2010 l 11

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Assets and Liabilities | November 30, 2010

Assets
Investments in securities, at value (cost $477,952,291)	$764,848,233
Receivable for investments sold	2,547,740
Other assets	21,142
Total assets	767,417,115
Liabilities
Borrowings	170,000,000
Net deferred tax liability	112,328,089
Net unrealized depreciation on interest rate swaps	4,834,403
Advisory fee payable	485,226
Offering costs payable	285,804
Current tax liability	113,302
Interest due on borrowings	11,762
Administration fee payable	11,288
Accrued expenses and other liabilities	175,844
Total liabilities	288,245,718
Net Assets	$479,171,397
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 24,334,852 shares issued and outstanding	$243,349
Additional paid-in capital	314,160,771
Net unrealized appreciation on investments and swaps, net of tax	165,639,385
Accumulated net realized gain on investments and swaps, net of tax	31,034,686
Accumulated net investment loss, net of tax	(31,906,794)
Net Assets	$479,171,397
Net Asset Value
(based on 24,334,852 common shares outstanding)	$19.69

See notes to financial statements.

12 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Operations | For the year ended November 30, 2010

Investment Income
Distributions from master limited partnerships	$35,001,478
Less: Return of capital distributions	(34,838,805)
Total investment income		$162,673
Expenses
Advisory fee	4,926,995
Professional fees	229,418
Trustees’ fees and expenses	185,798
Administration fee	111,929
Fund accounting	107,716
Printing expense	103,260
Custodian fee	67,866
Miscellaneous	56,395
Insurance	25,162
NYSE listing fee	24,331
Transfer agent fee	20,639
Interest expense and fees on borrowings	2,080,783
Total expenses		7,940,292
Advisory fees waived		(297,355)
Net expenses		7,642,937
Net investment loss before taxes		(7,480,264)
Deferred tax benefit		4,011,893
Current tax expense		(1,032,172)
Net investment loss		(4,500,543)
Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments before taxes		44,311,821
Net realized gain/(loss) on swaps		(3,439,169)
Deferred tax expense		(16,281,390)
Net realized gain/(loss) on investments		24,591,262
Net change in unrealized appreciation on investments before taxes		171,094,430
Net change in unrealized appreciation on swaps		1,304,258
Deferred tax expense		(68,674,043)
Net unrealized appreciation on investments and swaps		103,724,645
Net realized and unrealized gain/(loss) on investments and swaps		128,315,907
Net Increase in Net Assets Resulting from Operations		$123,815,364

See notes to financial statements.

Annual Report l November 30, 2010 l 13

FMO l Fiduciary/Claymore MLP Opportunity Fund l

Statements of Changes in Net Assets |
	For the	For the
	Year Ended	Year Ended
	November 30, 2010	November 30, 2009
Increase/(Decrease) in Net Assets from Operations
Net investment loss	$(4,500,543)	$(4,706,685)
Net realized gain/(loss)	24,591,262	(14,241,532)
Net change in unrealized appreciation	103,724,645	98,154,374
Net increase in net assets resulting from operations	123,815,364	79,206,157
Distributions to Common Shareholders
Return of capital	(27,968,293)	(25,989,000)
	(27,968,293)	(25,989,000)
Capital Share Transactions
Net proceeds from common shares issued through add-on and overnight offerings	97,770,422	4,330,730
Net proceeds from common shares issued through dividend reinvestment	3,957,756	3,412,685
Common share offering costs charged to paid-in capital	(492,510)	(26,651)
Net increase from capital share transactions	101,235,668	7,716,764
Total increase in net assets	197,082,739	60,933,921
Net Assets
Beginning of period	282,088,658	221,154,737
End of period (including accumulated net investment losses of
$31,906,794 and $27,406,251, respectively, net of tax)	$479,171,397	$282,088,658

See notes to financial statements.

14 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Statement of Cash Flows | For the year ended November 30, 2010

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$123,815,364
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating and Investing Activities:
Net change in unrealized appreciation on investments and swaps before taxes	(172,398,688)
Net realized gain on investments before taxes	(44,311,821)
Purchases of long-term investments	(251,370,621)
Proceeds from sale of long-term investments	85,761,806
Net proceeds of short-term investments	11,751,585
Increase in receivable for investments sold	(1,698,092)
Decrease in receivable for fund shares sold	569,482
Decrease in current tax receivable	39,173
Decrease in interest receivable	69
Increase in other assets	(10,356)
Increase in deferred tax liability	80,943,539
Increase in current tax liability	113,302
Decrease in payable for investments purchased	(1,284,410)
Decrease in interest due on borrowings	(176,830)
Increase in advisory fee payable	170,927
Increase in administration fee payable	3,743
Increase in offering costs payable	259,153
Decrease in accrued expenses and other liabilities	(16,522)
Return of capital distributions received from investee companies	34,838,805
Investee companies bankruptcy reorganization fees	(4,275)
Net Cash Used by Operating Activities	$(133,004,667)
Cash Flows From Financing Activities:
Net proceeds from issuance of common shares	97,770,422
Proceeds from borrowings	59,737,292
Distributions to Common Shareholders	(24,010,537)
Offering expenses in connection with common shares issued through add-on offering	(492,510)
Net Cash Provided by Financing Activities	133,004,667
Net change in cash	–
Cash at Beginning of Period	–
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$2,257,613
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$1,115,090
Supplemental Disclosure of Cash Flow Information: Tax refund received during the period	$122,090
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$3,957,756
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends received during the period	$3,284,134

See notes to financial statements.

Annual Report l November 30, 2010 l 15

FMO l Fiduciary/Claymore MLP Opportunity Fund l

Financial Highlights |
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	November 30,	November 30,	November 30	November 30,	November 30,
for a share outstanding throughout the period	2010	2009	2008	2007	2006
Net asset value, beginning of period	$15.00	$12.09	$23.11	$22.49	$19.78
Income from investment operations
Net investment loss(a) (b)	(0.36)	(0.44)	(0.70)	(0.67)	(0.33)
Net realized and unrealized gain/loss (b)	6.41	4.76	(8.85)	2.66	4.29
Total from investment operations	6.05	4.32	(9.55)	1.99	3.96
Common shares’ offering expenses charged to
paid-in capital	(0.02)	– *	–	–	–
Distributions to Common Shareholders
From and in excess of net investment income	–	–	(0.08)	–	–
Return of capital	(1.34)	(1.41)	(1.39)	(1.37)	(1.25)
Net asset value, end of period	$19.69	$15.00	$12.09	$23.11	$22.49
Market value, end of period	$20.96	$16.24	$11.42	$22.66	$21.87
Total investment return (c)
Net asset value	41.57%	38.03%	-43.55%	8.53%	20.70%
Market value	38.56%	57.32%	-45.67%	9.70%	29.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$479,171	$282,089	$221,155	$418,438	$406,295
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense ratio, including fee waivers	1.52%	1.76%	1.79%	1.62%	1.69%
Interest expense	0.56%	1.23%	1.83%	2.13%	2.17%
Current and deferred tax expense/(benefit)	22.37%	23.33%	(31.96)%	5.65%	13.03%
Total net expense ratio	24.45%	26.32%	(28.34)%	9.40%	16.89%
Gross operating expense ratio, excluding fee waivers	1.60%	1.76%	1.79%	1.62%	1.69%
Interest expense	0.56%	1.23%	1.83%	2.13%	2.17%
Current and deferred tax expense/(benefit)	22.37%	23.33%	(31.96)%	5.65%	13.03%
Total gross expense ratio	24.53%	26.32%	(28.34)%	9.40%	16.89%
Net investment income/(loss), excluding interest expense and tax expense/benefit	(1.48)%	(2.14)%	(1.71)%	(0.62)%	0.55%
Net investment income/(loss), including interest expense and tax expense/benefit	(24.41)%	(26.70)%	28.42%	(8.40)%	(14.66)%
Portfolio Turnover Rate	15%	30%	22%	11%	21%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$170,000	$110,263	$72,263	$175,000	$150,000
Asset coverage per $1,000 of indebtedness (d)	$3,819	$3,558	$4,060	$3,391	$3,709

*	Less than $0.01.
(a)	Based on average shares outstanding during the period.
(b)	The character of dividends received for each period is based upon estimates made at the time the distribution was received.
Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment
Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

16 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Notes to Financial Statements | November 30, 2010

Note 1 – Organization:

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund’s distributions received will be tax-deferred returns of capital, which will allow distributions by the Fund to its shareholders to include high levels of tax-deferred distributions. There can be no assurance that the Fund will achieve its investment objective.

On September 24, 2010, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC. Also, on September 24, 2010, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

Readily marketable securities listed on an exchange are valued at the last reported sale price on the primary exchange or in the principal over the counter (“OTC”) market on which they are traded. Readily marketable securities traded on an exchange or OTC for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund values Level 2 derivatives using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and interest rate fluctuations.

The fair value estimates for the Fund’s Level 3 securities in the Fund were determined in good faith by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees. As described above, there were various factors considered in reaching fair value determination including, but not limited to, the following: the type of security, analysis of the company’s performance, and the present value of the potential future earnings of the investment.

Annual Report l November 30, 2010 l 17

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2010:

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Master Limited Partnerships	$754,712	$–	$–	$754,712
Common Stocks	–	6,431	–	6,431
Other Equity Securities	–	–	–	–
Incentive Distribution Rights	–	–	–	–
Warrants	–	–	–	–
Term Loans	–	–	408	408
Money Market Fund	3,297	–	–	3,297
Total	$758,009	$6,431	$408	$764,848
Liabilities:
Derivatives	$–	$4,834	$–	$4,834
Total	$–	$4,834	$–	$4,834

Level 3 holdings
Beginning Balance at November 30, 2009
Other Equity Securities	$–
Incentive Distribution Rights	–
Term Loans	433
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss
Other Equity Securities	–
Incentive Distribution Rights	–
Term Loans	(25)
Net Purchases and Sales	–
Transfers In/Transfers Out	–
Ending Balance at November 30, 2010
Other Equity Securities	–
Incentive Distribution Rights	–
Term Loans	408
Total Level 3 holdings	$408

All net realized and unrealized gains/losses in the above table are reflected in the Statement of Operations. Net unrealized gains/losses relate to those investments held by the Fund at November 30, 2010.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year. Changes from Level 2 to Level 1 are due to securities becoming eligible for resale pursuant to Rule 144A under the 1933 Act, and therefore being valued using readily available market quotations in active markets.

Level 1		Level 2		Level 3
Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$5,687	$–	$–	$(5,687)	$–	$–

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

For the year ended November 30, 2010, the Fund estimated 99.5% of its distributions from MLPs as return of capital and 0.5% of its distributions from MLPs as investment income, which is reflected in the Statement of Operations.

(c) Distributions to Shareholders

The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with GAAP which may differ from their ultimate characterization for federal income tax purposes. The Fund anticipates that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by MLPs. The Fund is unable to make final determinations as to the tax character of the distributions to shareholders until after the end of the calendar year. The Fund will inform shareholders of the tax character of the distributions on IRS Form 1099 DIV in January 2011.

(d) Offering Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter discounts and commissions) of $492,510 were recorded to additional paid-in capital during the year ended November 30, 2010.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (the “Adviser”), the Adviser furnished offices, necessary facilities and equipment, provides administrative services, oversees the activities of Fiduciary Asset Management, LLC (“FAMCO” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of officers and

18 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

trustees of the Fund who are FAMCO’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund are also officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued through the add-on and overnight offerings for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $297,355, of which $148,677 was waived by the Sub-Adviser were waived for the year ended November 30, 2010. See Note 8 for additional information regarding the add-on and overnight offerings.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Income Taxes:

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to various state and Canadian income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund may be subject to a 20% alternative minimum tax to the extent that it exceeds the Fund’s regular income tax liability. The amount to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on Common Shares.

Information on the tax components of investments as of November 30, 2010 is as follows:

Cost of			Net tax	Net tax
investments	Gross tax	Gross tax	unrealized	unrealized
for tax	unrealized	unrealized	appreciation	depreciation
purposes	appreciation	depreciation	on investments	on derivatives
$441,581,805	$334,847,417	$(11,580,989)	$323,266,428	$(4,834,403)

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) (formerly known as Statement of Financial Accounting Standard (“FAS”) No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s income tax provision consists of the following:

Current tax expense	$1,032,172
Deferred federal income tax expense	66,034,995
Deferred state income tax expense	14,908,545
Total current and deferred tax expense	$81,975,712

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains before taxes as follows:

		Rate
Application of statutory income tax rate	$72,026,876	35.00%
State income taxes	9,769,137	4.75%
Foreign income taxes	179,699	0.09%
Total	$81,975,712	39.84%

Annual Report l November 30, 2010 l 19

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2010, are as follows:

Deferred tax assets:
Deferred tax benefit on net operating loss carryforward	$18,750,460
Deferred tax benefit on capital loss carryforward	50,337
Valuation allowance	(5,000,115)
Deferred tax asset	$13,800,682
Deferred tax liabilities:
Deferred tax on unrealized gain on investments and swap	$(126,128,771)
Net deferred tax liability	$(112,328,089)

See Note 12 for additional information regarding the Fund’s tax expense and deferred tax liability.

At November 30, 2010, the Fund had a remaining net operating loss carryforward of $39,248,115. The net operating loss carryforward is set to expire as follows: $15,066,691 in 2026, $10,333,986 in 2027, $13,197,025 in 2029 and $650,413 in 2030. At November 30, 2010, the Fund had a capital loss carryforward of $126,649. If not utilized, the capital loss carryforward will expire November 30, 2014.

The Fund periodically reviews the recoverability of any deferred tax asset based on the weight of available evidence. When assessing the recoverability of any deferred tax asset, significant weight is given to the Fund’s forecast of future taxable income, which is based principally on the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years and capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. As of November 30, 2010, 2009, 2008, 2007 and 2006, a valuation allowance for state income tax purposes of $868,170, $1,138,993, $652,188, $1,665,241 and $675,523, respectively, was recorded as it is unlikely that the Fund will be able to utilize the net operating losses sourced to states (other than Illinois). The Fund will continue to assess the need for a valuation allowance in the future. The Fund will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. If a valuation allowance is required in the future, it could have an impact on the Fund’s net assets and results of operations in the period it is recorded.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the year ended November 30, 2010, purchases and sales of investments, excluding short-term securities, were $251,370,621 and $85,761,806, respectively.

Note 6 – Derivatives:

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gains (losses) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

The Fund had interest rate swap agreements outstanding during the year ended November 30, 2010, in order to hedge its exposure to short-term rates paid on its credit facility. As of November 30, 2010, the total amount segregated in connection with swap agreements was $13,906,580. As of November 30, 2010, the Fund had swaps with a total notional value of $120,000,000 outstanding. Details of the swap agreements outstanding as of November 30, 2010, were as follows:

		Notional			Unrealized
	Termination	Amount	Fixed		Appreciation/
Counterparty	Date	($000)	Rate	Floating Rate	(Depreciation)
Merrill Lynch	01/30/2011	$ 30,000	3.05%	1-Month LIBOR	$ (443,003)
Merrill Lynch	01/30/2013	$ 30,000	3.49%	1-Month LIBOR	(2,152,337)
Morgan Stanley	02/07/2011	$ 30,000	2.92%	1-Month LIBOR	(412,459)
Morgan Stanley	03/19/2013	$ 30,000	3.13%	1-Month LIBOR	(1,826,604)
					$ (4,834,403)

For each swap noted, the Fund is obligated to pay the fixed rate and entitled to receive the floating rate.

The unrealized depreciation on interest rate swaps of $4,834,403 is presented as a liability on the Statement of Assets and Liabilities.

20 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended November 30, 2010.

Effect of Derivative Instruments Before Taxes on the Statement of Operations for the year ended November 30, 2010:
(Values in $000s)
Amount of Realized Gain/(Loss) on Derivatives Before Taxes

Swaps
Interest Rate Risk	$ (3,439)
Change in Unrealized Appreciation/Depreciation on Derivatives Before Taxes
Swaps
Interest Rate Risk	$ 1,304

The Fund did not enter into any new swap agreements during the year ended November 30, 2010.

Note 7 – Borrowings:

On September 30, 2008, the Fund entered into a credit facility agreement. Effective May 14, 2010, interest on the amount borrowed was reduced to the 3-month LIBOR plus 0.95%, and the unused fee was reduced to a 0.70% charge on the difference between the total credit facility and the amount borrowed. Effective September 29, 2010, the maximum commitment under the credit facility agreement was increased to $225,000,000, the unused fee was eliminated, and the interest on the amount borrowed remained at LIBOR plus 0.95%. Amounts outstanding in connection with the Fund’s credit facility and the effective date of the change in amount outstanding are presented as follows:

Date	Amount Outstanding
July 29, 2010	130,000,000
September 16, 2010	160,000,000
November 2, 2010	170,000,000

At November 30, 2010, there was $170,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of borrowings on the credit facility during the year ended November 30, 2010, was $126,357,417 with a related weighted average interest rate of 1.65%, inclusive of the program fees. As of November 30, 2010, the total amount segregated in connection with borrowings on the credit facility was $385,408,013. The maximum amount outstanding during the year ended November 30, 2010, was $170,000,000.

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 24,334,852 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	November 30, 2010	November 30, 2009
Beginning shares	18,807,181	18,285,742
Shares issued through dividend reinvestment	210,771	246,739
Common shares issued through add-on offering	1,066,900	274,700
Common shares issued through overnight offering	4,250,000	–
Ending shares	24,334,852	18,807,181

On October 15, 2009, the Fund’s prospectus for the continuous offering of additional shares (“add-on offering”) became effective. The add-on offering allowed for the issuance of up to an additional $125,000,000 of common shares. On November 6, 2009, the Fund entered into an add-on offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to an additional $125,000,000 of common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On August 18, 2010, the Fund’s prospectus for an overnight offering of additional shares (“overnight offering”) became effective. The Fund entered into an overnight offering sales agreement with the Adviser and Morgan Stanley & Co. Inc., Citigroup Global Markets Inc. and UBS Securities LLC to offer and sell up to an additional 5,250,000 common shares. The overnight offering resulted in the issuance of 4,250,000 of additional common shares. As of November 30, 2010, the Fund had no pending subscriptions.

The Adviser has paid the costs associated with the add-on and overnight offering of shares and will be reimbursed by the Fund up to 0.60% of the value of each share sold under this program, up to the lesser of the costs incurred or $528,664. Through November 30, 2010, the Fund paid $233,356 associated with the add-on and overnight offerings.

Note 9 – Concentration of Risk:

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Annual Report l November 30, 2010 l 21

FMO l Fiduciary/Claymore MLP Opportunity Fund l Notes to Financial Statements continued

Note 10 – Restricted Securities:

The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities. Restricted securities are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions. Restricted securities are fair valued in accordance with procedures established by the Fund’s Board of Trustees. As of November 30, 2010, the Fund held the following restricted securities:

				Fair	Price at	November
	Date of	Shares/	Current	Market	Acquisition Date	30, 2010
Security	Acquisition	Par	Cost	Value	(unrestricted)***	Price
Abraxas Petroleum Corp.	10/05/2009	756,923	$2,468,886	$3,223,385	$1.75	$4.2585
Abraxas Petroleum Corp.	10/05/2009	756,924	$2,468,889	$3,208,122	$1.75	$4.2384
Clearwater GP Holding Co.	02/29/2008	123	$199,531	$–	$1,252.03	$–
Clearwater Natural
Resources, L.P.*	01/13/2009	9,499	$–	$–	$–	$–
Clearwater Natural
Resources, L.P.**	08/01/2005	43	$–	$–	$–	$–
Clearwater Natural
Resources, L.P.	08/01/2005	892,857	$17,857,143	$–	$ NA	$–
Clearwater Natural
Resources, L.P.	10/02/2006	252,764	$5,055,280	$–	$ NA	$–
Clearwater Subordinate
Note	07/08/2008	$212,000	$212,000	$69,960	$100.00	$33.00
Clearwater Subordinate
Note	08/06/2008	$212,000	$212,000	$69,960	$100.00	$33.00
Clearwater Subordinate
Note	09/29/2008	$759,880	$759,880	$250,760	$100.00	$33.00
Clearwater Subordinate
Note	01/09/2009	$53,517	$53,517	$17,661	$100.00	$33.00
Total			$29,287,126	$6,839,848

*Warrants

**Incentive Distribution Rights

***Valuation of unrestricted common stock on the acquisition date of the restricted shares

Note 11 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 12 – Subsequent Events:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On November 1, 2010, the Fund declared a quarterly dividend of $0.34 per share. This dividend is payable on January 31, 2011, to shareholders of record on January 14, 2011.

On January 13, 2011, Illinois enacted a temporary increase of its corporate and individual income tax rates. The Illinois corporate income tax rate for taxable income recognized for the 2011 through 2014 tax years increased 2.2% from the pre-enactment rate of 4.8% to the increased rate of 7.0%. For years after 2014 through 2024 the rate increase is .45% for a total rate of 5.25%. After 2024, the tax rate is scheduled to return to the pre-enactment rate of 4.8%. For financial statement purposes the effect of a tax rate change is reflected in the period that includes the date of enactment. As such, the effect of this rate change is not reflected in the Statement of Assets and Liabilities, Statement of Operations, or in the schedule of deferred tax liabilities presented above. Based on the Fund's tax timing differences at November 30, 2010, Management estimates that the tax rate change will increase the Fund's deferred tax liability by up to $4.2 million. The estimated increase to the deferred tax liability will be recorded in 2011 and will be based on 2011 tax timing differences.

22 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of

Fiduciary/Claymore MLP Opportunity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore MLP Opportunity Fund (the Fund), including the portfolio of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of Fiduciary/Claymore MLP Opportunity Fund at November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
January 26, 2011

Annual Report l November 30, 2010 l 23

FMO l Fiduciary/Claymore MLP Opportunity Fund l

Supplemental Information | (unaudited)

Federal Income Tax Information

In January 2011, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on July 20, 2010. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares	# of Shares
	In Favor	Withheld
Howard H. Kaplan	18,239,305	219,734
Ronald A. Nyberg	18,247,598	211,442

The other Trustees of the Fund whose terms did not expire in 2010 are Randall C. Barnes, Joseph E. Gallagher, Jr., Robert B. Karn III, John M. Roeder, and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Number of
Portfolios in
Name, Address*, Year of	Term of Office**	Principal Occupation during	the Fund Complex***
Birth and Position(s)	and Length of	the Past Five Years and	Overseen	Other Directorships
held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer	49	None
Year of birth: 1951		PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Trustee		and Senior Vice President, Strategic Planning and New Business Development
(1987-1990) of PepsiCo, Inc. (1987-1997).
Howard H. Kaplan	Since 2004	Partner of Stinson Morrison Hecker LLP, a law firm providing legal advice	1	None
Year of birth: 1969		in business law and litigation matters (2007-present). Formerly, principal
Trustee		of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation (1994-2007).
Robert B. Karn III	Since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and	42	Director of Peabody Energy
Year of birth: 1942		Economic Consulting, St. Louis office of Arthur Andersen, LLP.		Company (2003 – present),
Trustee				GP Natural Resource
Partners LLC (2002 –
present) and Kennedy
Capital Management, Inc.
(2002- present)
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	51	None
Year of birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary
of Van Kampen Investments (1982-1999).
John M. Roeder	Since 2005	Financial consultant (1999-present). Formerly, Director in Residence at	1	Director, LMI Aerospace
Year of birth: 1943		The Institute for Excellence in Corporate Governance of the University of		(2003 – present).
Trustee		Texas at Dallas School of Management (2005-2007). Office Managing
Partner, Arthur Andersen, LLP (1966-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	48	None
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice
Trustee		President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant
Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustees:
Joseph E. Gallagher, Jr.†	Since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary	1	Member of the Board of
8235 Forsyth Boulevard Suite 700		Asset Management, LLC (1994-present). Member of the St. Louis Chapter		Directors for the Rossman
St. Louis, MO 63105		of the National Association for Business Economics.		School.
Year of birth: 1956
Trustee

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
-Messrs. Barnes and Gallagher, as Class I trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
-Messrs. Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
***	The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.
†	Mr. Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

24 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund l Supplemental Information (unaudited) continued

Officers

The Officers of the Fiduciary/Claymore MLP Opportunity Fund and their principal occupation during the past five years:

Name, Address*,	Term of
Year of Birth	Office** and
and Position(s) held	Length of	Principal Occupation During the Past Five Years and
with Registrant	Time Served	Other Affiliations
Officers:
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc.
Year of birth: 1959		and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly,
Chief Executive Officer	Since 2010	Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer	Since 2008
John Sullivan	Since 2010	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Formerly, Chief
Year of Birth: 1955		Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004).
Chief Accounting Officer,		Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Chief Financial Officer
and Treasurer
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Formerly, Chief Compliance
Year of birth: 1957		Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
Chief Compliance Officer
Mark E. Mathiasen	Since 2007	Vice President, Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of certain funds in
Year of Birth: 1978		the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2006).
Secretary
James Cunnane, Jr.	Since 2007	Chief Investment Officer of Fiduciary Asset Management, LLC (2009-present). Formerly, Managing Director and Senior Portfolio
Year of birth: 1970		Manager of Fiduciary Asset Management, LLC (1996-2008).
Vice President
Quinn T. Kiley	Since 2009	Senior Vice President, Senior Portfolio Manager of Fiduciary Asset Management (2005-present). Formerly, Vice President of Banc of
Year of birth: 1973		America Securities, Natural Resources Investment Banking Group (2001-2005).
Vice President

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l November 30, 2010 l 25

FMO l Fiduciary/Claymore MLP Opportunity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

26 l Annual Report l November 30, 2010

FMO l Fiduciary/Claymore MLP Opportunity Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Joseph E. Gallagher, Jr.*	Chief Legal Officer	Advisors, LLC (Formerly Claymore
Advisors, LLC)
Howard H. Kaplan	John Sullivan	Lisle, Illinois
Chief Accounting Officer, Chief
Robert B. Karn III	Financial Officer, and Treasurer	Investment Sub-Adviser
Fiduciary Asset Management, LLC
Ronald A. Nyberg	Bruce Saxon	St. Louis, Missouri
Chief Compliance Officer
John M. Roeder
	Mark E. Mathiasen	Accounting Agent, Custodian and
Ronald E. Toupin, Jr.	Secretary	Transfer Agent
The Bank of New York Mellon
* Trustee is an “interested person” of the Fund as defined	Quinn T. Kiley	New York, New York
in the Investment Company Act of 1940, as amended,	Vice President
as a result of his position as an officer of Fiduciary Asset		Legal Counsel
Management, LLC, the Fund’s Sub-Adviser.	James Cunnane, Jr.	Skadden, Arps, Slate, Meagher &
	Vice President	Flom LLP
New York, New York

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Accounting Agent, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at www.guggenheimfunds.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/fmo . The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

Annual Report l November 30, 2010 l 27

FMO l Fiduciary/Claymore MLP Opportunity Fund

About the Fund Manager |

Fiduciary Asset Management, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. As of October 31, 2010, Fiduciary currently supervises and manages approximately $16.1 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The manager seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that Fiduciary believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, Fiduciary looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs Fiduciary’s top-down process which considers a combination of quantitative, qualitative and relative value factors. Fiduciary emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Fiduciary Asset Management, LLC
8235 Forsyth Boulevard
Suite 700
St. Louis, MO 63105

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (01/11)

FMO-AR-1110

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn, III.  Mr. Karn is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $103,300 and $100,700 for the fiscal years ending November 30, 2010, and  November 30, 2009, respectively.

(b) Audit-Related Fees:  the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, were $0 and $0 for the fiscal years ending November 30, 2010, and November 30, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $21,000 and $18,000 for the fiscal years ending November 30, 2010, and November 30, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) were $0 and $0 for the fiscal years ending November 30, 2010, and November 30, 2009, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures: (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised

Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)           The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)           The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4 (b) through Item 4 (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $21,000 and $18,000 for the fiscal years ending November 30, 2010, and November 30, 2009,  respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of:  Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John M. Roeder, and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (“FAMCO” or the "Sub-Adviser”).  The Proxy Voting Policies and Procedures of the Sub-Adviser (the “Proxy Voting Policies”) are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) James J. Cunnane, Jr. and Quinn T. Kiley are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the portfolio managers as of November 30, 2010:

Name	Since	Professional Experience
James J. Cunnane, Jr.	2004
Mr. Cunnane serves as Chief Investment Officer and a member of the Strategy Committee of FAMCO.  He became Chief Investment Officer of FAMCO in April 2009 and oversees the firm’s three investment product lines and chairs the Risk Management Committee.  Mr. Cunnane serves as a portfolio manager for two publicly traded closed-end mutual funds that focus on MLP investments.  Mr. Cunnane has served as a Flex Core Equity and Master Limited Partnership portfolio manager since joining FAMCO in 1996. He is a member of the Strategy Committee and is actively involved with the firm’s macroeconomic assessment and top-down approach to portfolio management. Mr. Cunnane holds a B.S. in finance from Indiana University, is a Chartered Financial Analyst (CFA) charterholder, and serves on the investment committee of the Archdiocese of St. Louis.

Quinn T. Kiley	2008
Mr. Kiley is a Senior Vice President and Senior Portfolio Manager of FAMCO’s MLP product and is responsible for portfolio management of the various energy infrastructure assets.  Mr. Kiley serves as a portfolio manager for two publicly traded closed-end mutual funds that focus on MLP investments.  Prior to joining FAMCO in 2005, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York.  He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley was admitted to the New York State Bar.

 (a) (2) (i-iii)     Other accounts managed.  The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2010:

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

James J. Cunnane, Jr.	Registered Investment Companies:	2	$289 mil	0	$0
	Other Pooled Investment Vehicles:	2	$87 mil	1	$33 mil
	Other Accounts:	345	$389 mil	0	$0 mil

Quinn T. Kiley	Registered Investment Companies:	2	$289 mil	0	$0
	Other Pooled Investment Vehicles:	2	$87 mil	1	$33 mil
	Other Accounts:	328	$379 mil	0	$0

(a) (2) (iv)                      Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. FAMCO seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, FAMCO and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts.  With respect to securities transactions for the funds, FAMCO determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which FAMCO acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), FAMCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

FAMCO and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a) (3)                      Compensation Structure. The primary portfolio manager’s compensation consists of the following elements:

•
Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

•
Annual Bonus. The portfolio managers’ annual bonus is determined by the CEO of FAMCO pursuant to a specific company formula.  It is not based on the performance of the registrant or other managed accounts.  The monies paid are directly derived from a “pool” created from FAMCO’s earnings.  The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

•	The portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4)           Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by the FAMCO Portfolio Managers as of November 30, 2010:

Name of Portfolio Manager[Missing Graphic Reference]	Dollar Range of Equity Securities in Registrant
James J. Cunnane, Jr.	$50,001-$100,000
Quinn T. Kiley	$10,001-$50,000
(b) There has been no change, as of the date of this filing, in the Portfolio Managers indentified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Code of Ethics for Chief Executive and Chief Financial Officers.

(a)(2)                      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore MLP Opportunity Fund

By:       /s/ Kevin M. Robinson

Name:  Kevin M. Robinson

Title:    Chief Executive Officer and Chief Legal Officer

Date:     February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:        /s/ Kevin M. Robinson

Name:   Kevin M. Robinson

Title:     Chief Executive Officer and Chief Legal Officer

Date:     February 4, 2011

By:        /s/ John Sullivan

Name:   John Sullivan

Title:     Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:     February 4, 2011